Borrower: SYNALLOY CORPORATION AND THE OTHER CO-BORROWERS NAMED ON THE SIGNATURE PAGE HERETO
Account Number:   9520406872                                                               Note Number:                 ________     2
Address:    775 SPARTAN BLVD STE 102                                                                          Spartanburg, South Carolina .
  SPARTANBURG, SC 29301                                                  Date:                               January 2, 2014
BB&T
MODIFICATION, RENEWAL, INCREASE AND
RESTATEMENT OF PROMISSORY NOTE

Up to $25,000,000	August 21, 2016	October 22, 2012	January 2, 2014
Note Amount	Extended Maturity Date	Prior Note Date	Modification Date

THIS NOTE (“Note”) MODIFIES, RENEWS, INCREASES, RESTATES, AND CONSTITUTES A SUBSTITUTION FOR THE PROMISSORY NOTE DATED THE PRIOR NOTE DATE SHOWN ABOVE, FROM THE BORROWERS EXECUTING THIS NOTE PAYABLE TO THE ORDER OF BANK IN THE PRIOR NOTE AMOUNT SHOWN ABOVE. THE INDEBTEDNESS AND OBLIGATIONS OF THE BORROWERS EVIDENCED BY SUCH PRIOR NOTE ARE NOT EXTINGUISHED HEREBY, AND THE BORROWERS ACKNOWLEDGE THAT THIS NOTE CONSTITUTES A MODIFICATION AND RESTATEMENT AND SUBSTITUTION OF AND FOR THE SAID PRIOR NOTE. THE EXECUTION AND DELIVERY OF THIS NOTE SHALL IN NO WAY IMPAIR THE SECURITY NOW HELD FOR THE INDEBTEDNESS EVIDENCED BY THE SAID PRIOR NOTE, AND ALL SUCH SECURITY SHALL SECURE PAYMENT OF THIS NOTE TO THE SAME EXTENT AS THE SAID PRIOR NOTE.

BORROWER(S) REPRESENTS HEREWITH THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL PURPOSES. For value received, the undersigned, jointly and severally, if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Bank”), or order, at said bank at any of its offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000) of revolving line of credit maximum availability from the date hereof until the final maturity date of this Note as specified below

In each case in immediately available coin or currency of the United States of America.

Consistent with the maximum available line of credit principal amounts of this Note as indicated above, in the event that at any time the principal amount outstanding under the Line of Credit and this Note shall exceed the lesser of (a) the then applicable stated principal amount above and (b) the then applicable Line of Credit Availability (as defined in the Loan Agreement referred to below), the Borrower shall promptly repay such excess principal amounts to the extent necessary to regain compliance with the then applicable above principal amount and Line of Credit Availability.

Interest shall accrue from the date hereof on the unpaid balance outstanding from time to time at the:

x The Adjusted LIBOR Rate, as defined in the attached Addendum to Promissory Note

Principal and interest is payable as follows:

x Principal (plus any accrued interest not otherwise scheduled herein) is due in full at maturity on August 21, 2016.

x Accrued interest is payable monthly continuing on January 21, 2014 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining interest due on August 21, 2016.

x Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, as hereinafter defined.

The undersigned shall pay to Bank a late fee in the amount of five percent (5%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. In addition, the undersigned shall pay to Bank a returned payment fee if the undersigned or any other obligor hereon makes any payment at any time by check or other instrument, or by any electronic means, which is returned to Bank because of nonpayment due to nonsufficient funds.

    All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank’s sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

This Note is given by the undersigned in connection with the following agreements (if any) between the undersigned and the Bank (collectively, the “Agreements”):

x First Amended and Restated Loan Agreement dated August 21, 2012, executed by the Borrowers and the Bank (as so amended, the “Loan Agreement”) executed by the Borrowers and the Bank.

x Those additional agreements, instruments and documents scheduled or referenced on Attachment 1 to the Loan Agreement.

All of the terms, conditions and covenants of the above described agreements are expressly made a part of this promissory note (the “Note”) by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank. In addition to Bank’s right of off-set and to any liens and security interests granted to Bank in the Agreements, the undersigned hereby grants to Bank a security interest in all of its depository accounts with and investment property held by Bank, which shall serve as collateral for the indebtedness and obligations evidenced by this Note.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Every one of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any affiliate (as defined in 11USC Section (101)(2)), or by any guarantor or surety of this Note (said affiliate, guarantor, and surety are herein called “Obligor”); or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete; or if any of the undersigned shall fail to furnish information to the Bank sufficient to verify the identity of the undersigned as required under the USA Patriot Act; or in the event of a default pursuant to any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank; ~~or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded~~; or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor; ~~or in the event the Bank should otherwise deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired~~; or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower’s or any Obligor’s assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days; or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance or debt cancellation and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed; or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank’s Prime Rate plus 5% per annum (“Default Rate”), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of South Carolina; and further provided that such rate shall apply after judgment. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party, including any Obligor. Bank shall not be obligated to accept any check, money order, or other payment instrument marked “payment in full” on any disputed amount due hereunder, and Bank expressly reserves the right to reject all such payment instruments. Borrower agrees that tender of its check or other payment instrument so marked will not satisfy or discharge its obligation under this Note, disputed or otherwise, even if such check or payment instrument is inadvertently processed by Bank unless in fact such payment is in fact sufficient to pay the amount due hereunder.

WAIVER OF TRIAL BY JURY. UNLESS EXPRESSLY PROHIBITED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVE THE RIGHT TO TRIAL BY JURY OF ANY MATTERS OR CLAIMS ARISING OUT OF THIS NOTE OR ANY LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR OUT OF THE CONDUCT OF THE RELATIONSHIP BETWEEN THE UNDERSIGNED AND BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE. FURTHER, THE UNDERSIGNED HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT SEEK TO ENFORCE THIS WAIVER OR RIGHT TO JURY TRIAL PROVISION IN THE EVENT OF LITIGATION. NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

Unless otherwise required under a Loan Agreement, if applicable, and as long as any indebtedness evidenced by this note remains outstanding or as long as Bank remains obligated to make advances, the undersigned shall furnish annually an updated financial statement in a form satisfactory to Bank, which, when delivered shall be the property of the Bank.

The term “Prime Rate,” if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate. The Prime Rate is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank’s Prime Rate shall become effective as of the opening of business on the effective date of the change. If this Note is placed with an attorney for collection, the undersigned agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees     of Bank actually incurred at their customary rates and all related costs of collection or enforcement that may be incurred by Bank. The Borrowers shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced. ~~which the undersigned agrees shall be equal to 15% of the principal and interest outstanding at the time of acceleration or other action by Lender to collect the sums due hereunder, unless the actual attorneys’ fees incurred, based upon Bank’s counsel’s normal hourly fees chargeable to Bank, shall be greater than 15% of principal and interest, in which case such billed amount based on such hourly rate shall be the attorneys’ fee payable hereunder~~. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and/or assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term “undersigned” as used herein shall mean all parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Whenever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the undersigned hereby waive all exemptions and homestead laws. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. No waivers and modifications shall be valid unless in writing and signed by the Bank. In case of conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter. This Note shall be governed by and construed in accordance with the laws of South Carolina.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

*     of Bank actually incurred at their customary rates and all related costs of collection or enforcement that may be incurred by Bank. The Borrowers shall be liable for such attorneys’ fees and costs whether or not any suit or proceeding is actually commenced.

BB&T

SIGNATURE PAGE
TO
MODIFICATION, RENEWAL, INCREASE AND
RESTATEMENT OF PROMISSORY NOTE

Borrower: SYNALLOY CORPORATION AND THE OTHER CO-BORROWERS NAMED ON THIS SIGNATURE PAGE
Account Number:   9520406872                            Note Number:          2                                                      Date:            January 2, 2014

NOTE AMOUNT
Up to $25,000,000
Subject to the line of credit availability
as and when provided herein

Waiver of Appraisal Rights. The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. TO THE FULLEST EXTENT PERMITTED BY LAW AND AS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN,THE BORROWERS HEREBY WAIVE AND RELINQUISH THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE MORTGAGED PROPERTY.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Note under seal as of the date first written above.

Witness (as to the co-Borrowers): ______________________________
SYNALLOY CORPORATION
METCHEM, INC.
SYNALLOY FABRICATION, LLC
RAM-FAB, LLC
SYNALLOY METALS, INC.
BRISTOL METALS, LLC
MANUFACTURERS SOAP & CHEMICAL COMPANY
MANUFACTURERS CHEMICALS, LLC
PALMER OF TEXAS TANKS, INC.
SYNTRANS, LLC
CRI TOLLING, LLC

By:                                                                                   (SEAL)
Richard D. Sieradzki
Vice President, Finance
of and on behalf of each of
the above-named entities

Witness (as to BB&T): ______________________________	BRANCH BANKING AND TRUST COMPANY By: ________________________________ Stan W. Parker Senior Vice President